Putnam
Tax-Free
Health Care
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

During the semiannual period ended November 30, 2003, Putnam Tax-Free Health Care Fund provided positive results at net asset value and outperformed both its benchmark index and its Lipper category average. You will find details on the facing page.

In the following report from the fund's management team, you will also find a full discussion of results in the context of the prevailing environment in which the health-care sector outperformed the general municipal market. In its report, the team explains how the fund benefited from its cross-market arbitrage strategy and a rally in tobacco bonds and some hospital bonds. On the other hand, a rising stock market drew assets away from fixed-income securities and the recently enacted tax cuts diminished investors' interest in tax-exempt securities. Finally, the management team offers its views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Tax-Free Health Care Fund's total return for the first half of its fiscal year, which ended November 30, 2003, was 1.11% at net asset value (NAV) and -1.02% at market price.

 * Due to the fund's cross-market arbitrage strategy and strong performance from holdings with lower credit quality, the fund at NAV outperformed the 0.18% return of its benchmark, the Lehman Municipal Bond Index.

 * For the same reasons, the fund at NAV outperformed the average of 0.80% for the closed-end General and Insured Municipal Funds
   (Unleveraged) category tracked by Lipper Inc.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

A surge in economic growth had ripple effects across financial markets during the fund's semiannual period. This growth gave investors greater confidence in stocks and high-yield securities, but also contributed to a jump in long-term interest rates which was mildly negative for investment-grade bonds. Fortunately, the health-care sector offered a fair amount of yield opportunities and outperformed the general municipal market. The fund's small gain at net asset value resulted from a cross-market arbitrage strategy, a rally in tobacco bonds and some holdings in the hospital sector, and the outperformance of bonds with low credit quality. The fund's performance at market price was disappointing, we believe, because a rising stock market dominated investors' attention at the same time that a cut in federal income tax rates diminished the attractiveness of tax-exempt securities.

FUND PROFILE

Putnam Tax-Free Health Care Fund seeks to provide high current income free from federal income taxes, consistent with preservation of capital. It may be suitable for investors who are seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were unusually volatile between June 1 and November 30, 2003. Concern about deflation led to falling yields and correspondingly higher bond prices through mid June. After rising through August, yields receded again in September on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up. Overall, yields ended the semiannual period higher. The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of November after yielding nearly 100% of Treasury yields earlier in the year. Investor demand for higher-yielding municipals increased, including securities in the health-care sector. Tobacco settlement bonds underperformed in the late spring following unfavorable rulings in some of the industry's ongoing litigation matters. However, these bonds began to outperform during the six-month period as prospects for the industry became more favorable.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          0.18%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                        -1.04%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -2.61%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.63%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     10.80%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             24.65%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 20.26%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

For the first few months of the period we maintained the cross-market arbitrage position we had established in an earlier period before closing it out in July. You may recall that this strategy sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratio would revert to its long-term average and create an opportunity for gain. In fact, the yield ratio did fall, and a loss in value of the muni bonds was more than offset by a gain in the value of the Treasury futures position. We sold the muni bonds and bought back the Treasury futures contracts, thereby ending the trade and locking in a profit for the fund.

We continued to diversify the portfolio by trimming some large positions to deploy assets in a wider variety of issues. Our health-care analyst believes that the sector's conditions are deteriorating somewhat compared with its relative strength in recent years, so we have been selecting issues carefully and adding non-health-care securities where possible, including industrial development bonds, which are backed by the credit of private companies, and tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                             as of 5/31/03         as of 11/30/03

Hospital systems                 51.3%                 50.1%

Nursing homes                    16.6%                 12.3%

Utilities and power               2.4%                  3.5%

Education                         0.9%                  2.4%

Housing                           0.0%                  2.1%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Several of our holdings benefited from improvement in their fundamental businesses and other factors. A bond for the Palmetto Health Alliance issued by the South Carolina Jobs and Economic Development Authority benefited from an advance refunding. While the issue has a Baa2 rating from Moody's, its underlying credit quality has improved because it is now backed by Treasuries. The final maturity date also shortened as the bonds were refinanced to a 2010 call date. This shortened maturity was helpful in a period when interest rates rose. Since we regard highly the management of this project, we decided to add another Palmetto issue when the one we owned was refunded and took on characteristics of Treasuries. This new position in Palmetto has a Baa2 rating from Moody's, a 6% coupon, and a maturity date of August 1, 2020.

Another holding that performed well was a Corona, California Certificate of Participation with an 8.375% coupon and a maturity date of July 1, 2011. This hospital system has been in bankruptcy, but during the period progress was made toward resolving the bankruptcy and this has given the bond a more stable outlook and has helped its price appreciate.

One of the fund's large holdings underperformed because of rising interest rates. This insured bond, issued for Riverside County Hospitals in California, has a zero coupon, and when long-term interest rates rise, its price declines. Another holding that had a negative effect on performance was a bond issued by Hillcrest Health Care in Oklahoma, a hospital system in weak financial condition. We decided to reduce the fund's risk exposure by selling a portion of our position, but to attract a buyer we had to sell it at a lower price.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (33.5%)

Aa/AA (1.9%)

A (14.4%)

Baa/BBB (26.6%)

Ba/BB (10.2%)

B (5.4%)

Other (1.3%)

VMIG1/A-1 (6.7%)

Footnote reads:
As a percentage of market value as of 11/30/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Another fund holding, a nursing home system based in Huntsville, Alabama called the Carlton Cove Project, declined in price because the system has been struggling financially. This issue had a below-investment-grade credit rating of B from Putnam's credit team, a coupon of 8.125%, and a maturity date of November 15, 2031.

We carefully monitored developments in the tobacco industry, particularly with regard to ongoing litigation and other factors affecting the supply of and demand for tobacco settlement bonds. Recently, several court cases have been decided in the industry's favor and we believe these decisions have reduced, somewhat, the perceived risk of unfavorable rulings that could affect the stability of the bonds' income stream. We added exposure in this area to try and capitalize on changing market sentiment. These additions included an issue of the Tobacco Settlement Authority of Washington, which has a 6.5% coupon and a Baa2 rating from Moody's and matures June 1, 2026. The second is issued by Wisconsin and is called a Badger Asset Bond. It has characteristics similar to the Washington issue, including a 7% coupon, a Baa2 rating from Moody's, and a maturity date of June 1, 2028. Both performed well over the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months and believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, market price, and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

-----------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
-----------------------------------------------------------------------------
                                                          Lipper closed-end
                                                              General
                                                 Lehman      and Insured
                                               Municipal   Municipal Funds
                                     Market      Bond      (Unleveraged)
                            NAV      price      Index    category average*
-----------------------------------------------------------------------------
6 months                   1.11%     -1.02%      0.18%          0.80%
-----------------------------------------------------------------------------
1 year                     7.73       8.69       6.66           6.28
-----------------------------------------------------------------------------
5 years                   28.72       6.63      31.98          24.26
Annual average             5.18       1.29       5.71           4.43
-----------------------------------------------------------------------------
10 years                  80.58      59.03      81.80          68.83
Annual average             6.09       4.75       6.16           5.37
-----------------------------------------------------------------------------
Annual average
Life of fund
(since 6/29/92)            7.01       4.94       6.67           6.12
-----------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/03, there were 9, 9, 9, and 8 funds, respectively, in this Lipper category.



---------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/03
---------------------------------------------------------------
Putnam Tax-Free Health Care Fund
---------------------------------------------------------------
Distributions
---------------------------------------------------------------
Number                                   6
---------------------------------------------------------------
Income 1                                 $0.345
---------------------------------------------------------------
Capital gains 1                          --
---------------------------------------------------------------
Total                                    $0.345
---------------------------------------------------------------
Share value:                         NAV          Market price
---------------------------------------------------------------
5/31/03                              $14.15       $12.49
---------------------------------------------------------------
11/30/03                              13.91        12.02
---------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------
Current dividend rate 2               4.96%        5.74%
---------------------------------------------------------------
Taxable equivalent 3                  7.63         8.83
---------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


-----------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDER QUARTER)
-----------------------------------------------------------------------
                            NAV                    Market price
-----------------------------------------------------------------------
6 months                   2.31%                       0.42%
-----------------------------------------------------------------------
1 year                     6.80                        8.82
-----------------------------------------------------------------------
5 years                   29.08                        8.27
Annual average             5.24                        1.60
-----------------------------------------------------------------------
10 years                  79.53                        62.60
Annual average             6.03                        4.98
-----------------------------------------------------------------------
Annual average
Life of fund
(since 6/29/92)            7.04                        5.12
-----------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2003 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.0%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.6%)
-------------------------------------------------------------------------------
    $1,500,000 Huntsville - Carlton Cove, Special
               Care Fac. Auth. Rev. Bonds (Carlton
               Cove), Ser. A, 8 1/8s, 11/15/31       B/P             $1,179,375

Arizona (3.8%)
-------------------------------------------------------------------------------
       500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 7/8s, 12/1/20             BBB                538,750
       600,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P               622,500
               Maricopa Cnty., School Dist. G.O.
               Bonds (Dist. No. 6  Washington
               Elementary)
     1,000,000 Ser. A, FSA, 5 3/8s, 7/1/16           Aaa              1,145,000
       490,000 Ser. B, FSA, 5 3/8s, 7/1/13           Aaa                559,213
       900,000 Pima Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds, Ser. A,
               8 1/2s, 11/15/32                      B/P                938,250
     1,875,000 Pinal Cnty., Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 8 1/8s, 12/1/22        Aaa              1,931,250
       975,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,011,563
       500,000 Yavapai Cnty., Indl. Dev. Auth.
               Rev. Bonds (Yavapai Regl. Med.
               Ctr.), Ser. A, 6s, 8/1/33             AA                 507,500
                                                                 --------------
                                                                      7,254,026

Arkansas (1.0%)
-------------------------------------------------------------------------------
     1,900,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              1,935,625

California (11.1%)
-------------------------------------------------------------------------------
       250,000 ABAG Fin. Auth. for Nonprofit Corps.
               Rev. Bonds (San Diego Hosp. Assn.),
               Ser. C, 5 3/8s, 3/1/21                Baa1               245,625
     1,100,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 5 1/4s, 5/1/20    A3               1,130,250
     4,000,000 Corona, COP (Hosp. Syst., Inc.),
               Ser. C, 8 3/8s, 7/1/11 (In default)
               (NON)                                 D/P              1,600,000
       500,000 Delano, COP (Delano Regl. Med.
               Ctr.), 5.6s, 1/1/26                   BBB-               482,500
       300,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31   Baa2               287,625
     9,000,000 Riverside Cnty., Asset Leasing Corp.
               Leasehold Rev. Bonds (Riverside
               Cnty. Hosp.), MBIA, zero %, 6/1/25    Aaa              2,868,750
     3,000,000 San Bernardino Cnty., IF COP, MBIA,
               11.521s, 8/1/28 (acquired 6/27/95,
               cost $3,237,720) (RES)                AAA/P            3,637,500
     9,500,000 San Francisco, City & Cnty. Arpt.
               Rev. Bonds, 6s, 5/1/25                AAA             10,224,375
     1,015,000 Valley Hlth. Syst. COP, 6 7/8s,
               5/15/23                               B+                 758,713
                                                                 --------------
                                                                     21,235,338

Colorado (3.5%)
-------------------------------------------------------------------------------
     3,000,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Hosp. Impt. - NCMC, Inc.), FSA,
               5 3/4s, 5/15/19                       Aaa              3,352,500
     1,250,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               1,345,313
     1,500,000 Denver, Hlth. & Hosp. Auth. Hlth.
               Care Rev. Bonds, Ser. A, 5 3/8s,
               12/1/28                               BBB              1,411,875
       500,000 Montrose, Memorial Hosp. Rev. Bonds,
               6 3/8s, 12/1/23                       BBB-               520,000
                                                                 --------------
                                                                      6,629,688

Connecticut (1.6%)
-------------------------------------------------------------------------------
       750,000 CT State Dev. Auth. 1st. Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (The Elim
               Street Park Baptist, Inc.), 5.85s,
               12/1/33                               BBB+               766,875
     2,080,000 CT State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Edgehill), Ser. A,
               6 7/8s, 7/1/27                        AAA/P            2,210,333
                                                                 --------------
                                                                      2,977,208

Florida (3.6%)
-------------------------------------------------------------------------------
     1,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Sunbelt),
               Ser. A, 6s, 11/15/31                  A                1,045,000
     1,000,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Cypress Cove
               Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25   BB-/P              981,250
     1,675,000 Leesburg, Hosp. Rev. Bonds (Leesburg
               Regl. Med. Ctr.), Ser. A, 5s, 7/1/16  A2               1,710,594
       880,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                 874,500
     1,340,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A2               1,371,825
       750,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3                756,563
       200,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns), Ser. A, 8s, 1/1/30            B-                 192,250
                                                                 --------------
                                                                      6,931,982

Georgia (3.0%)
-------------------------------------------------------------------------------
     1,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (Baptist Hlth. Care
               Syst.), 6 1/4s, 10/1/18               AAA/P            1,198,750
               GA Muni. Elec. Pwr. Auth.
               Rev. Bonds, Ser. Y, AMBAC
     1,890,000 6.4s, 1/1/13                          Aaa              2,284,538
       110,000 6.4s, 1/1/13 (Prerefunded)            Aaa                133,650
       500,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Intl. Paper
               Co.), Ser. A, 5.1s, 8/1/14            Baa2               525,625
     1,700,000 Whitfield Cnty., Res. Care Facs. For
               The Elderly Auth. VRDN (Royal Oaks
               Sr. Living Cmnty.), 1.1s, 11/1/25     A-1              1,700,000
                                                                 --------------
                                                                      5,842,563

Idaho (3.0%)
-------------------------------------------------------------------------------
     5,700,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 1.06s, 7/1/30        VMIG1            5,700,000

Illinois (1.1%)
-------------------------------------------------------------------------------
     2,000,000 IL Hlth. Fac. Auth. Rev. Bonds
               (Children's Memorial Hosp.), Ser. A,
               AMBAC, 5 3/4s, 8/15/25                Aaa              2,177,500

Indiana (1.3%)
-------------------------------------------------------------------------------
     1,000,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds
               (Sister of  St. Francis Hlth.),
               MBIA, 5 3/8s, 11/1/27                 Aaa              1,040,000
       500,000 Jasper Hosp. Auth. Rev. Bonds
               (Memorial Hosp.), 5 1/2s, 11/1/32     AA                 513,125
     1,000,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 4/1/25          BBB                995,000
                                                                 --------------
                                                                      2,548,125

Iowa (2.8%)
-------------------------------------------------------------------------------
     2,065,000 Grinnell, Hosp. VRDN (Grinnell Regl.
               Med. Ctr.), 1.15s, 12/1/21            A-1+             2,065,000
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds
     1,485,000 (Care Initiatives), 9 1/4s, 7/1/25    BBB-/P           1,770,863
     1,500,000 (Genesis Med. Ctr.), 6 1/4s, 7/1/25   A1               1,582,500
                                                                 --------------
                                                                      5,418,363

Kansas (0.8%)
-------------------------------------------------------------------------------
       500,000 Lenexa, Hlth. Care Rev. Bonds
               (LakeView Village), Ser. C, 6 7/8s,
               5/15/32                               BB+                522,500
     1,000,000 Olathe, Hlth. Fac. VRDN (Olathe Med.
               Ctr.), Ser. A, AMBAC, 1.1s, 9/1/32    A-1+             1,000,000
                                                                 --------------
                                                                      1,522,500

Kentucky (0.6%)
-------------------------------------------------------------------------------
     1,125,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A, 6 5/8s, 10/1/28        BBB/P            1,175,625

Louisiana (1.2%)
-------------------------------------------------------------------------------
     1,500,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             1,402,500
     1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P              825,000
                                                                 --------------
                                                                      2,227,500

Maine (0.8%)
-------------------------------------------------------------------------------
     1,500,000 ME Hlth. & Higher Edl. Fac. Auth.
               Rev. Bonds, Ser. C, FSA, 5 3/4s,
               7/1/30                                Aaa              1,631,250

Massachusetts (6.7%)
-------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
       750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P               856,875
     3,290,000 (Rehab. Hosp. Cape & Islands),
               Ser. A, 7 7/8s, 8/15/24               AAA/P            3,506,581
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               752,813
     1,750,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             1,817,813
       900,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2               932,625
     1,000,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             1,026,250
     1,350,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               1,395,563
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1               1,032,500
       350,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB+               357,000
     1,135,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/09                                BBB+             1,227,219
                                                                 --------------
                                                                     12,905,239

Michigan (6.8%)
-------------------------------------------------------------------------------
     4,500,000 Dickenson Cnty., Hosp. Rev. Bonds
               (Memorial Hosp. Syst.), 8 1/8s,
               11/1/24                               Baa3             4,866,120
       500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.),  6s, 7/1/20       Baa3               481,875
     1,000,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A, 5 3/4s, 9/1/17        Ba2                800,000
       800,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-               770,000
               MI State Hosp. Fin. Auth. Rev. Bonds
     2,000,000 (Sparrow Hosp.), 5 5/8s, 11/15/31     A1               2,032,500
     1,000,000 (Oakwood Oblig. Group), 5 1/2s,
               11/1/17                               A2               1,047,500
     1,000,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds
               (North Oakland Med. Ctr.), 6s,
               8/1/23                                Ba1                798,750
     3,095,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             2,181,975
                                                                 --------------
                                                                     12,978,720

Minnesota (2.0%)
-------------------------------------------------------------------------------
     1,000,000 Duluth, Econ. Dev. Auth. Hlth. Care
               Fac. Rev. Bonds (St. Luke's Hosp.),
               7 1/4s, 6/15/32                       BB               1,028,750
       750,000 MN Agricultural & Econ. Dev. Board
               Rev. Bonds (Evangelical Lutheran),
               6s, 2/1/27                            A3                 783,750
     1,100,000 Rochester, Hlth. Care Fac.
               Rev. Bonds (Olmsted Med. Group),
               7 1/2s, 7/1/19                        AAA/P            1,161,952
       895,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. A,
               6 5/8s, 11/1/17                       Ba2                900,594
                                                                 --------------
                                                                      3,875,046

Missouri (3.5%)
-------------------------------------------------------------------------------
     1,000,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              1,096,250
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,700,000 (Jefferson Memorial Hosp.), 6.8s,
               5/15/25                               Baa2             1,748,875
     1,500,000 (BJC Hlth. Syst.), 5 1/4s, 5/15/32    Aa2              1,530,000
     2,285,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (St. Francis Med. Ctr.),
               Ser. A, 1.1s, 6/1/26                  A-1+             2,285,000
                                                                 --------------
                                                                      6,660,125

New Hampshire (1.2%)
-------------------------------------------------------------------------------
     1,000,000 NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds (Rivermead at
               Peterborough), 5 3/4s, 7/1/28         BB/P               895,000
     1,400,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BB+/P            1,431,500
                                                                 --------------
                                                                      2,326,500

New Jersey (5.8%)
-------------------------------------------------------------------------------
     2,120,000 Essex Cnty., Impt. Auth. Rev. Bonds,
               Ser. A, FGIC, 5s, 10/1/13             Aaa              2,358,500
               NJ Econ. Dev. Auth. Rev. Bonds
       500,000 (1st Mtge.-Cranes Mill), Ser. A,
               7 1/2s, 2/1/27                        BB-/P              521,875
     1,000,000 (Cedar Crest Village, Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P            1,028,750
       990,000 NJ Econ. Dev. Auth. Assisted Living
               Rev. Bonds (Meridian Assisted
               Living), 6 3/4s, 8/1/30               B/P                795,713
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     2,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             2,182,500
       950,000 (Columbus Regl. Hosp.), Ser. A,
               7 1/2s, 7/1/21                        B2                 841,938
       500,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2               489,375
     2,635,000 NJ State G.O. Bonds, Ser. H, FGIC,
               5 1/4s, 7/1/16                        Aaa              2,984,138
                                                                 --------------
                                                                     11,202,789

New York (4.8%)
-------------------------------------------------------------------------------
     3,000,000 Metropolitan Trans. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5 1/2s,
               11/15/14                              Aaa              3,468,750
       820,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth.
               Syst.), Ser. C, 5 5/8s, 11/1/10       A3                 902,000
     1,095,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Staten Island U. Hosp.),
               Ser. A, 6 3/8s, 7/1/31                Baa3             1,134,694
               NY State Dorm. Auth. Rev. Bonds
       600,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               616,500
       750,000 (Winthrop Nassau U.), 5 1/2s, 7/1/23  Baa1               761,250
       750,000 Orange Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Arden Hill Care Ctr.
               Newburgh), Ser. C, 7s, 8/1/31         BB-/P              755,625
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Ret. Rev. Bonds
               (Jefferson's Ferry), Ser. A, 7 1/4s,
               11/1/28                               BB-/P            1,046,250
       500,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB                 506,250
                                                                 --------------
                                                                      9,191,319

North Carolina (1.5%)
-------------------------------------------------------------------------------
     1,000,000 NC Med. Care Comm. Rev. Bonds
               (Southeastern Regl. Med. Ctr.),
               5 3/8s, 6/1/32                        A                1,012,500
       750,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds (1st Mtge. -Givens
               Estates), Ser. A, 6 1/2s, 7/1/32      BB-/P              762,188
     1,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             1,111,250
                                                                 --------------
                                                                      2,885,938

Ohio (3.2%)
-------------------------------------------------------------------------------
     2,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            A1               2,132,500
     1,500,000 Erie Cnty., Ohio Hosp. Fac.
               Rev. Bonds (Firelands Regl. Med.
               Ctr.), 5 5/8s, 8/15/32                A2               1,533,750
       750,000 Lorain Cnty., Hosp. Rev. Bonds
               (Catholic Hlth. Care Refurbish &
               Impt.), Ser. A, 5 1/4s, 10/1/33       AA-                749,063
     1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                Baa1             1,062,500
       250,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Poll. Control), Ser. A,
               5.95s, 5/15/29                        Baa1               250,000
       500,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Rev. Bonds, 6.1s,
               8/1/20                                Baa2               505,625
                                                                 --------------
                                                                      6,233,438

Oklahoma (0.7%)
-------------------------------------------------------------------------------
               OK Dev. Fin. Auth. Rev. Bonds
       775,000 (Continuing Care Retirement),
               Ser. A, 8s, 2/1/32                    B/P                798,250
       850,000 (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1                 585,438
                                                                 --------------
                                                                      1,383,688

Pennsylvania (9.4%)
-------------------------------------------------------------------------------
     2,210,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (UPMC Hlth.), Ser. B,
               MBIA, 6s, 7/1/24                      Aaa              2,605,038
       250,000 Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A,
               6 3/4s, 11/15/14                      Baa3               250,313
       800,000 Blair Cnty., Indl. Dev. Auth.
               Rev. Bonds (Village of PA State),
               Ser. A, 6.9s, 1/1/22                  BB-/P              826,000
       500,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 1/4s, 7/1/24                 BB-/P              505,625
     1,460,000 College Township, Indl. Dev. Auth.
               Rev. Bonds (Nittany Valley Rehab.
               Hosp.), 7 5/8s, 11/1/07               AAA/P            1,651,625
       250,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-                 251,875
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
       750,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2               727,500
     2,000,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               1,960,000
     1,215,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Med.), 5s, 12/1/11        A                1,322,831
       547,849 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Hosp. Rev. Bonds
               (Graduate Hlth. Syst.), Ser. B,
               6 1/4s, 7/1/13 (In default) (NON)     D/P                    685
     2,950,000 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. IFB, FGIC, 9.318s, 3/6/12
               (acquired 2/17/94, cost $2,950,000)
               (RES)                                 Aaa              3,091,866
       703,985 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds (Graduate
               Hlth. Syst. Oblig. Group),
               7 1/4s, 7/1/18 (In default) (NON)     D/P                    880
     1,450,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,497,125
     1,250,000 WA Cnty., Hosp. Auth. Rev. Bonds
               (Monongah Ela Vy Hosp), 6 1/4s,
               6/1/22                                A3               1,343,750
       600,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+               613,500
     1,205,000 York Cnty., Indl. Dev. Auth. 1st
               Mtge. Hlth. Fac. Rev. Bonds
               (Rehabilitation Hosp. of York),
               7 1/2s, 9/1/07                        AAA/P            1,349,600
                                                                 --------------
                                                                     17,998,213

South Carolina (3.1%)
-------------------------------------------------------------------------------
       500,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+               519,375
               SC Jobs Econ. Dev. Auth. Rev. Bonds
     3,000,000 (St. Francis Hosp.-Franciscan
               Sisters), 7s, 7/1/15                  BBB+/P           3,100,740
     1,250,000 (Palmetto Hlth. Alliance), Ser. C,
               6s, 8/1/20                            Baa2             1,281,250
       800,000 (Palmetto Hlth. Alliance), Ser. A,
               7 3/8s, 12/15/21                      Baa2             1,020,000
                                                                 --------------
                                                                      5,921,365

South Dakota (1.3%)
-------------------------------------------------------------------------------
     2,500,000 SD Hlth. & Ed. Fac. Auth.
               Rev. Bonds (Prairie Lakes), 5.65s,
               4/1/22                                Baa2             2,500,000

Tennessee (0.7%)
-------------------------------------------------------------------------------
     1,250,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2             1,365,625

Texas (4.5%)
-------------------------------------------------------------------------------
       715,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 7s, 11/15/33     BB+/P              725,725
     1,400,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB+              1,352,750
     3,450,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB-             2,988,563
       500,000 Matagorda Cnty., Navigation Dist.
               Mandatory Put Bonds, 2.15s, 5/1/30    Baa2               499,770
     1,870,000 Tarrant Cnty., Hosp. Dist.
               Rev. Bonds, MBIA, 5 1/2s, 8/15/19     Aaa              2,066,350
     1,000,000 Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.),
               5 3/4s, 7/1/33                        Baa1             1,003,750
                                                                 --------------
                                                                      8,636,908

Utah (0.5%)
-------------------------------------------------------------------------------
     1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp.
               Inc.), AMBAC, 12.202s, 5/15/20
               (acquired 6/6/97, cost $1,171,200)
               (RES)                                 Aaa              1,006,250

Vermont (1.5%)
-------------------------------------------------------------------------------
     1,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              1,046,250
     1,870,000 VT State Edl. & Hlth. Bldg. Fin.
               Agcy. Rev. Bonds (Northwestern Med.
               Ctr.), 6 1/4s, 9/1/18                 BBB              1,914,400
                                                                 --------------
                                                                      2,960,650

Virginia (0.4%)
-------------------------------------------------------------------------------
       750,000 Henrico Cnty., Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P              758,438

Washington (0.5%)
-------------------------------------------------------------------------------
       995,000 Tobacco Settlement Auth. of WA
               Rev. Bonds, 6 1/2s, 6/1/26            Baa2               950,225

West Virginia (0.6%)
-------------------------------------------------------------------------------
     1,525,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2               1,117,063

Wisconsin (0.5%)
-------------------------------------------------------------------------------
     1,000,000 Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 7s, 6/1/28                Baa2             1,000,000
-------------------------------------------------------------------------------
               Total Investments (cost $189,215,277)               $190,244,207
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $192,084,684.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2003 was $7,735,616 or 4.0% of net assets.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at November 30, 2003.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$189,215,277) (Note 1)                                           $190,244,207
-------------------------------------------------------------------------------
Cash                                                                   93,964
-------------------------------------------------------------------------------
Interest and other receivables                                      2,954,232
-------------------------------------------------------------------------------
Receivable for securities sold                                          5,000
-------------------------------------------------------------------------------
Total assets                                                      193,297,403

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 793,911
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          309,582
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             33,485
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 28,829
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              526
-------------------------------------------------------------------------------
Other accrued expenses                                                 46,386
-------------------------------------------------------------------------------
Total liabilities                                                   1,212,719
-------------------------------------------------------------------------------
Net assets                                                       $192,084,684

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $191,839,873
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           49,730
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                (833,849)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          1,028,930
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $192,084,684

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($192,084,684 divided by
13,807,168 shares)                                                     $13.91
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2003 (Unaudited)

Interest income:                                                   $5,722,580
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      628,944
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         93,367
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,784
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        2,921
-------------------------------------------------------------------------------
Other                                                                  68,726
-------------------------------------------------------------------------------
Total expenses                                                        801,742
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (9,376)
-------------------------------------------------------------------------------
Net expenses                                                          792,366
-------------------------------------------------------------------------------
Net investment income                                               4,930,214
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (325,339)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       843,702
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                        (3,934,894)
-------------------------------------------------------------------------------
Net loss on investments                                            (3,416,531)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $1,513,683
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Increase (decrease) in net assets                       2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $4,930,214      $10,221,467
-------------------------------------------------------------------------------
Net realized gain on investments                     518,363        1,347,533
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (3,934,894)       5,403,952
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         1,513,683       16,972,952

Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (4,762,779)      (9,525,611)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           (3,249,096)       7,447,341

Net assets
-------------------------------------------------------------------------------
Beginning of period                              195,333,780      187,886,439
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $49,730 and
distributions in excess of net investment
income of $117,705, respectively)               $192,084,684     $195,333,780
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning and end of
period                                            13,807,168       13,807,168
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                         Six months
                                           ended
                                          Nov. 30
Per-share                               (Unaudited)                                  Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.15          $13.61          $13.48          $13.18          $14.50          $15.02
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .36             .74             .80             .79             .85             .89
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.25)            .49             .10             .40           (1.26)           (.46)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .11            1.23             .90            1.19            (.41)            .43
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.35)           (.69)           (.77)           (.89)           (.91)           (.90)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --            (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.35)           (.69)           (.77)           (.89)           (.91)           (.95)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $13.91          $14.15          $13.61          $13.48          $13.18          $14.50
---------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                            $12.020         $12.490         $11.990         $13.110         $11.750         $14.563
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                        (1.02)*         10.22           (2.86)          19.40          (13.19)           6.89
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $192,085        $195,334        $187,886        $186,173        $181,991        $200,148
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .42*            .84             .88             .89             .88             .90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.57*           5.35            5.84            5.91            6.19            5.98
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     11.35*          25.46           19.71           12.01           12.37            8.53
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after the fund's portfolio.


D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of $1,041,154 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
     $927,727   May 31, 2008
      113,427   May 31, 2009

The aggregate identified cost on a tax basis is $189,215,210, resulting in gross unrealized appreciation and depreciation of $7,992,193 and $6,963,196, respectively, or net unrealized appreciation of $1,028,997.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2003, the fund's expenses were reduced by $9,376 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $687 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,578,600 and $26,480,569, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.


Results of October 7, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                              Common shares

                                                          Votes
                                     Votes for          withheld
-----------------------------------------------------------------
Jameson A. Baxter                   12,198,440           281,033
Charles B. Curtis                   12,196,351           283,122
John A. Hill                        12,190,135           289,338
Ronald J. Jackson                   12,197,190           282,283
Paul L. Joskow                      12,197,319           282,154
Elizabeth T. Kennan                 12,195,848           283,625
Lawrence J. Lasser*                 12,190,906           288,567
John H. Mullin III                  12,194,975           284,498
Robert E. Patterson                 12,196,969           282,504
George Putnam, III                  12,191,406           288,067
A.J.C. Smith                        12,194,307           285,166
W. Thomas Stephens                  12,190,611           288,862
W. Nicholas Thorndike               12,189,488           289,985

 All tabulations are rounded to nearest whole number.

*Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

203432  168  1/04



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004